UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2018

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36138	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition

On February 21, 2018, Advaxis, Inc. (the “Company”) disclosed that, although it has not finalized its full financial results for the fiscal quarter ended January 31, 2018, it expects to report that it had $59.4 million of cash, cash equivalents and investments as of January 31, 2018. The amount is preliminary, has not been audited and is subject to change upon completion of the Company’s unaudited financial statements for the quarter ended January 31, 2018. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of January 31, 2018.

The information provided pursuant to this Item 2.02 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a PowerPoint presentation, including a corporate overview of the Company, which will be made available on its website at www.advaxis.com.

Forward-Looking Statements

This report contains forward-looking statements, including, but not limited to, statements regarding the Company’s ability and strategies to develop and commercialize cancer immunotherapies, timing of planned clinical trials and regulatory milestones, potential partnership opportunities and the safety and efficacy of the Company’s proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in the Company’s SEC filings including, but not limited to, its report on Form 10-K for the fiscal year ended October 31, 2017, which is available at www.sec.gov. Any forward-looking statements set forth in this report speak only as of the date of this report. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements. Information contained on the Company’s website does not constitute part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	February 2018 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)
Date: February 21, 2018
	By:	/s/ Sara Bonstein
Sara Bonstein
Executive Vice President and Chief Financial Officer